LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers.

KEMPER LATIN
AMERICA FUND

                               "... If, in fact, market focus returns to company fundamentals, we believe that many Latin American companies will benefit. And we can get back
                                   to competing through prudent stock selection,
                                                  which is what we do best. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
11
FINANCIAL STATEMENTS
14
FINANCIAL HIGHLIGHTS
16
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

TERMS TO KNOW

 KEMPER LATIN AMERICA FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                            KEMPER LATIN           KEMPER LATIN       LIPPER LATIN AMERICA
                                         AMERICA FUND CLASS     AMERICA FUND CLASS       FUNDS CATEGORY
KEMPER LATIN AMERICA FUND CLASS A                B                      C                   AVERAGE*
---------------------------------        ------------------     ------------------    --------------
30.6                                           30.15                  30.15                  25.73

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. INVESTMENT IN FOREIGN AND EMERGING MARKETS SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
 .........................................................
    KEMPER LATIN AMERICA FUND
    CLASS A                         $10.58      $8.12
 .........................................................
    KEMPER LATIN AMERICA FUND
    CLASS B                         $10.49      $8.06
 .........................................................
    KEMPER LATIN AMERICA FUND
    CLASS C                         $10.49      $8.06
 .........................................................

 KEMPER LATIN AMERICA FUND
 LIPPER RANKINGS AS OF 4/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LATIN AMERICA FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #18 of 50 funds       #22 of 50 funds       #22 of 50 funds
 ....................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Morningstars International Equity Style Box(TM)
BOX] placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitaliza-tion. The style box represents a snapshot of a fund's port- folio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

CURRENCY DEVALUATION A significant decline in a currency's value relative to other currencies, such as the U.S. dollar. Devaluation may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars, it takes more of the foreign currency to purchase U.S. dollars.

LIQUIDITY The ability to buy or sell an asset quickly and in large volume without substantially affecting its price. A high level of liquidity is a key characteristic of a good market for a security or commodity. Treasury bills, blue-chip stocks and money-market funds are examples of typically liquid securities.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI World index) or an investment universe.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             THE SEMIANNUAL PERIOD BEGAN WITH A RALLY IN THE LATIN AMERICAN MARKETS THAT LIFTED INVESTOR SENTIMENT AND FUND PERFORMANCE ALONG WITH IT. LEAD PORTFOLIO MANAGER TARA KENNEY TELLS HOW THE FUND'S MORE CONSERVATIVE COMPOSITION HELPED IT OUTPACE THE BENCHMARK INDEX AND MANY OF ITS MAJOR COMPETITORS, WHEN RISING INTEREST RATES AND EXTREME MARKET VOLATILITY SHOOK THE MARKET IN THE PERIOD'S LAST MONTHS.


Q     WILL YOU EXPLAIN THE FUND'S PERFORMANCES DURING THE SEMIANNUAL PERIOD AND
THE SPECIFIC REASONS BEHIND IT?


A     Performance was strong during the semiannual period. The fund gained 30.60 percent (Class A shares unadjusted for any sales charges) during the six months ended April 30, 2000, surpassing the benchmark IFC Latin America Investable Return index, which was up 24.25 percent. The IFC index is a U.S.-dollar-denominated index comprising Latin America's stock markets. The index tracks all listed stocks, regardless of their availability to overseas investors. During the period, the fund also outpaced the 25.73 percent return of its average peer in Lipper's Latin America funds category.

  The fund's strong performance was due, in large part, to its more conservative composition, as compared with the index and many of its major competitors. Namely, an underweighted position in telecommunications stocks, dictated by the fund's prospectus, helped steel the fund against the full force of the correction in technology stocks in March.

  In addition, approximately 50 percent of the fund's portfolio comprised holdings in the top-performing industry sectors: tele-communications, cellular services providers, banks, integrated oil companies and specialty retailers. The worst-performing sectors -- oil and gas, motor vehicles, specialty foods and textiles -- represented only a very small portion of the portfolio and thus did little to hamper performance.



Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF MANAGEMENT ACTIVITY DURING THE
PERIOD, HIGHLIGHTING ANY PARTICULAR CHALLENGES OR BENEFITS TO KEMPER LATIN AMERICA FUND?


A     A rally in Latin American markets kicked off the period, and apparently lifted investor sentiment and fund performance along with it. Highly liquid, large-capitalization stocks fueled the portfolio through the end of 1999, most notably, Petroleo Brasileiro -- the Brazilian energy company that is currently among the fund's top holdings.

  Then, just after the new year began, Latin American markets reacted strongly and negatively to rising interest rates in the United States. Jittery investors retreated, taking profits and dragging down markets in Mexico and Brazil. Because of the fund's relatively overweighted positions in these countries, fund performance dipped. Performance was further hampered by a comparative underweight in telecommunications stocks, which rocketed ahead, powered by speculative zeal. Consequently, we were unable to match the returns of the index and many of our major competitors in January.

[KENNEY PHOTO]

TARA KENNEY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT OF LATIN AMERICAN EQUITY SECURITIES. PRIOR TO JOINING THE COMPANY, KENNEY WAS WITH THE LATIN AMERICAN MERCHANT BANKING GROUP OF BANKERS TRUST, WHERE SHE WAS RESPONSIBLE FOR THE ORIGINATION AND EXECUTION OF CORPORATE FINANCE TRANSACTIONS IN LATIN AMERICA. KENNEY HAS 15 YEARS OF EXPERIENCE IN THE FIELD. SHE RECEIVED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF NOTRE DAME AND AN M.B.A. FROM NEW YORK UNIVERSITY.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE UPDATE

PERFORMANCE UPDATE

  In February, however, investors began to return to Latin American markets, bolstering fund performance once again. Profits realized from the sale of Telecom Argentina helped buoy the fund, which managed to outpace the index for the month.

  While the fund's underweight in telecommunications stocks held back performance earlier, it proved to be a distinct advantage in March and April, when the "tsunami effect" of the Nasdaq's collapse brought down tech markets throughout the world. The fund managed to outperform the index and many of its most capable competitors in the waning months of the period.



Q     WILL YOU PLEASE PROVIDE A GENERAL OVERVIEW OF ECONOMIC TRENDS OR POLITICAL
EVENTS IN THE REGION, HIGHLIGHTING ANY CHALLENGES OR BENEFITS TO THE FUND?


A     The big story, of course, is rising U.S. interest rates and the eventual collapse of the Nasdaq market. There's no doubt that the situation in the United States affected markets throughout the world, and Latin America is no exception. Speculation had driven valuations to ridiculous heights, especially given that Latin America has no indigenous technology companies with any proprietary capabilities to speak of. Generally, products are produced outside the region, then assembled and marketed in Latin America, where demand is high -- especially for telecommunications equipment. The economies of the region simply could not support the explosive earnings growth demanded by the inflated valuations. When the bubble burst, it let the air out of some stocks, making them more attractive. We've taken advantage of it by adding TMT (technology, media and telecommunications) names that we've been eyeing for a long time but that previously were beyond our price targets.

  With respect to individual countries, Mexico is the fund's largest geographic stake, comprising nearly half the portfolio. There is a high correlation between Mexican and U.S. markets, and volatility in the Mexican markets reflected that. Even so, we remain enthusiastic about Mexico. Throughout the period, we saw progress in economic reform, wage growth, rising domestic demand and even signs of a budding democracy. The Mexican consumer is stronger today than at any time before the 1994 devaluation. We expect to see continuing improvement.

  Brazil, which also comprises a major portion of the fund's portfolio, has been a pleasant surprise. The country has rebounded from the 1999 devaluation of its currency in a much healthier fashion than we anticipated. The economy was able to eke out modest growth, and inflation remained in check.



Q     CAN YOU ADDRESS CURRENT VALUATIONS IN THE LATIN AMERICAN EQUITY MARKET AND
WHETHER THE REGION OFFERS OPPORTUNITIES FOR GLOBAL INVESTORS?


A     Today, valuations are coming down across the board in Latin America. Many stocks are more attractively priced than they have been in years. These valuations provide a basis for solid investment returns, especially for U.S. investors seeking diversification and generally better values than they can find at home.

  Latin American companies offer quality and a historical record of generous returns, strong professional management and reinvestment for growth. Today, the region is under enormous price pressure, which is helping to keep inflation and interest rates low. Investment spending is up; capital inflows remain especially strong in Brazil and Mexico. In all, the outlook for foreign investors is quite positive.



Q     WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?


A     The way we see it, U.S. Federal Reserve policy will be the main determinant of the health and welfare of the Latin American economies in the near future. Through additional rate hikes, either the Fed will successfully reduce U.S. economic growth, and volatility will subside, or rising U.S. interest rates will put the U.S. economy into a deep recession, taking Latin America along with it. We believe the former scenario is more likely.

  More important, we are comfortable with the economic and political climate of Latin America now. And we're confident that, despite a rising-rate environment in the United States, the companies in which we invest will see no reduction in their earnings growth or face other difficulties as a result. That's because the portfolio is essentially constructed of companies whose businesses are primarily based in the region. Most have little debt or are financed internally. And we expect to see continued improvement in operating margins. Many of the fund's holdings are companies that have proved over time that they can manage themselves successfully in the face of tremendous political and social pressures. Just as they have over the decades, we believe these companies will emerge from the present situation, which is actually much less severe than other crises these

PERFORMANCE UPDATE

companies have weathered, in good order.

  In our opinion, there is little to alter the trends that have been in evidence for the last 10 years. Therefore, we'll focus on companies that are self-financing, that have pricing power and market share and that are part of the drive toward modernization. Of course, we're looking for good stocks. That means that regardless of the strength of its issuer's fundamentals, a stock also must be attractively priced.

  At this time, it's relatively easy to find solid stocks that are attractively priced. We estimate that current valuations are not at all representative of the strength and profitability of many Latin American companies today. Given what's happened in the tech markets of late, we may see investors return once again to more traditional means of valuing stocks. If, in fact, market focus returns to company fundamentals, we believe that many Latin American companies will benefit. And we can get back to competing through prudent stock selection, which is what we do best.

LARGEST HOLDINGS

KEMPER LATIN AMERICA FUND'S 15 LARGEST HOLDINGS*
Representing 67.9 percent of the fund's equity holdings on April 30, 2000

              HOLDINGS                           COUNTRY                        PERCENT
---------------------------------------------------------------------------------------
1.            TELEFONOS DE MEXICO                Mexico                           9.5%
---------------------------------------------------------------------------------------
2.            PETROBRAS                          Brazil                           7.0%
---------------------------------------------------------------------------------------
3.            COCA-COLA                          Mexico                           6.4%
---------------------------------------------------------------------------------------
4.            FEMSA                              Mexico                           5.1%
---------------------------------------------------------------------------------------
5.            WALMART DE MEXICO                  Mexico                           4.5%
---------------------------------------------------------------------------------------
6.            ITAU BANCO                         Brazil                           4.3%
---------------------------------------------------------------------------------------
7.            PEPSI-GEMEX                        Mexico                           4.1%
---------------------------------------------------------------------------------------
8.            TELECENTRO CELLULAR                Brazil                           4.1%
---------------------------------------------------------------------------------------
9.            TELECENTRO SUL                     Brazil                           3.5%
---------------------------------------------------------------------------------------
10.           TELECELLULAR                       Brazil                           3.5%
---------------------------------------------------------------------------------------
11.           GRUPO CONTINENTAL                  Mexico                           3.5%
---------------------------------------------------------------------------------------
12.           TELENORTE                          Brazil                           3.3%
---------------------------------------------------------------------------------------
13.           VALE RIO DOCE                      Brazil                           3.2%
---------------------------------------------------------------------------------------
14.           GRUPO TELEVISA                     Mexico                           3.0%
---------------------------------------------------------------------------------------
15.           CEMEX SA-SPONS                     Mexico                           2.9%
---------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER LATIN AMERICA FUND
Portfolio of Investments at April 30, 2000 (unaudited)

                                                                                                  PRINCIPAL
    SHORT-TERM NOTES--4.8%                                                                         AMOUNT       VALUE
                                           Federal Home Loan Bank
                                             5.88%**, 5/1/2000
                                             (Cost $185,000)                                        185,000   $  185,000
                                           ---------------------------------------------------------------------------------
                                                                                                   NUMBER
    COMMON STOCKS--95.2%                                                                          OF SHARES

    ARGENTINA--2.0%
                                           Banco de Galicia y Buenos Aires (ADR)
                                             (COMMERCIAL AND PRIVATE BANK)                            3,000       51,938
                                           Telecom Argentina S.A. "B" (ADR)
                                             (PROVIDER OF TELECOMMUNICATIONS SERVICES)                  800       22,350
                                           ---------------------------------------------------------------------------------
                                                                                                                  74,288
----------------------------------------------------------------------------------------------------------------------------

    BRAZIL--41.9%
                                           Aracruz Celulose S.A. (ADR)
                                             (PRODUCER OF EUCALYPTUS KRAFT PULP)                      5,000       93,438
                                           Banco Bradesco S.A. (ADR)
                                             (BANK)                                                  13,500       98,719
                                           Banco Bradesco S.A. (pfd.)
                                             (COMMERCIAL BANK)                                    2,000,000       14,610
                                           Banco Itau S.A. (pfd.)
                                             (COMMERCIAL BANK)                                    2,075,000      155,022
                                           Cia. Brasileira de Distribuicao Grupo Pao de Acucar (ADR)
                                             (OPERATOR OF HYPERMARKETS, SUPERMARKETS AND
                                             APPLIANCE STORES)                                        3,000       85,500
                                           Companhia Cervejaria Brahma (pfd.)
                                             (BEER PRODUCER AND DISTRIBUTOR)                         70,000       50,747
                                           Companhia Vale do Rio Doce (ADR)
                                             (DIVERSE MINING AND INDUSTRIAL COMPLEX)                  4,600      114,713
                                           Embratel Participacoes S.A. (ADR)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)                 4,000       90,000
                                           Petrobras Distribuidora S.A.
                                             (DISTRIBUTOR OF PETROLEUM AND NATURAL GAS)           2,875,000       33,444
                                           Petroleo Brasileiro S.A.
                                             (OPERATOR OF OIL WELLS AND PRODUCER OF OIL
                                             PRODUCTS)                                              170,000       37,631
                                           Petroleo Brasileiro S.A. (pfd.)
                                             (PETROLEUM COMPANY)                                  1,071,000      254,918
                                           Tele Celular Sul Participacoes S.A. (pfd.) (ADR)
                                             (PROVIDER OF CELLULAR TELECOMMUNICATION SERVICES)        3,300      127,463
                                           Tele Centro Celular Participacoes S.A. (ADR)
                                             (PROVIDER OF CELLULAR TELECOMMUNICATION SERVICES)       13,000      149,500
                                           Tele Centro Sul Participacoes S.A. (pfd.) (ADR)
                                             (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES)           2,000      127,500
                                           Tele Norte Leste Participacoes S.A. (pfd.) (ADR)
                                             (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES)           6,702      119,379
                                           Telemig Celular Participacoes S.A.
                                             (PROVIDER OF TELECOMMUNICATIONS SERVICES)                  500       29,250
                                           Telesp Celular Participacoes S.A. (pfd.) (ADR)
                                             (PROVIDER OF CELLULAR TELECOMMUNICATION SERVICES)          500       22,063
                                           ---------------------------------------------------------------------------------
                                                                                                               1,603,897
----------------------------------------------------------------------------------------------------------------------------

    CHILE--1.9%
                                           Companhia Cervecerias Unidas S.A. (ADR)
                                             (BOTTLER AND DISTRIBUTOR OF BEER, SOFT DRINKS, AND
                                             MINERAL WATER)                                           2,500       55,781
                                           Compania de Telefonos de Chile S.A. (ADR) (New)
                                             (TELECOMMUNICATION SERVICES)                             1,000       18,500
                                           ---------------------------------------------------------------------------------
                                                                                                                  74,281

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                                   NUMBER
                                                                                                  OF SHARES     VALUE

    MEXICO--49.4%
                                           Apasco S.A. de C.V.
                                             (CEMENT PRODUCER)                                       13,500   $   81,905
                                           Walmart de Mexico S.A. de C.V. *
                                             (DISCOUNT RETAILER)                                     76,300      162,833
                                           Cemex S.A. de CV *
                                             (PRODUCER OF CONCRETE AND CEMENT)                        5,000      109,375
                                           Coca-Cola FEMSA S.A. de C.V. "L" (ADR)
                                             (BOTTLER AND DISTRIBUTOR OF SOFT DRINKS)                12,500      232,029
                                           Fomento Economico Mexicano S.A. de C.V. "B"
                                             (PRODUCER OF BEER AND SOFT DRINKS)                      14,000       55,508
                                           Fomento Economico Mexicano S.A. de C.V. (ADR)
                                             (PRODUCER OF BEER, SOFT DRINKS AND MINERAL WATER)        4,500      185,625
                                           Grupo Continental S.A.
                                             (PRODUCER AND DISTRIBUTOR OF SOFT DRINKS, SUGAR AND
                                             MINERAL WATER)                                         105,500      125,769
                                           Grupo Financiero Inbursa S.A. de C.V. "O" *
                                             (PROVIDER OF FINANCIAL SERVICES)                        13,500       54,891
                                           Grupo Modelo S.A. "C"
                                             (BREWERY)                                               21,500       45,769
                                           Grupo Televisa S.A. de C.V. (GDR) *
                                             (MEDIA COMPANY)                                          1,750      111,016
                                           Kimberly Clark de Mexico S.A. de C.V. "A"
                                             (PRODUCER OF CONSUMER PAPER PRODUCTS)                   24,600       79,338
                                           Panamerican Beverages Inc. "A"
                                             (BOTTLER OF SOFT DRINKS)                                 5,900       96,981
                                           Pepsi-Gemex S.A. (ADR) *
                                             (SELLER OF SOFT DRINKS)                                 28,000      150,500
                                           Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)                 5,890      346,406
                                           Tubos de Acero de Mexico S.A. (ADR)
                                             (MANUFACTURER OF VARIOUS TYPES OF PIPES, CASINGS
                                             AND TUBING)                                              3,350       50,041
                                           ---------------------------------------------------------------------------------
                                                                                                               1,887,986
                                           ---------------------------------------------------------------------------------
                                           TOTAL COMMON STOCK
                                           (Cost $3,173,595)                                                   3,640,452
                                           ---------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost $3,358,595)                                                  $3,825,452
                                           ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non income producing security.

** Annualized yield at time of purchase, not a coupon rate.

The cost for federal income tax purposes was $3,358,595. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $466,857. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $604,819 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax over value of $137,871.

 10 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of April 30, 2000 (unaudited)

ASSETS
Investments in securities, at value, (cost $3,358,595)          $3,825,452
--------------------------------------------------------------------------
Cash                                                                   883
--------------------------------------------------------------------------
Foreign currency, at value, (cost $451)                                451
--------------------------------------------------------------------------
Receivable for investments sold                                      8,123
--------------------------------------------------------------------------
Dividends receivable                                                18,754
--------------------------------------------------------------------------
Receivable for Fund shares sold                                      4,181
--------------------------------------------------------------------------
Deferred organization expenses                                       2,456
--------------------------------------------------------------------------
Due from Adviser                                                    94,622
--------------------------------------------------------------------------
TOTAL ASSETS                                                     3,954,703
--------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                    46,975
--------------------------------------------------------------------------
Other accrued expenses                                              87,084
--------------------------------------------------------------------------
Total liabilities                                                  134,059
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,820,863
--------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   (6,596)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                              466,857
--------------------------------------------------------------------------
Foreign currency related transactions                                   75
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                                15,121
--------------------------------------------------------------------------
Paid-in capital                                                  3,345,406
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,820,863
--------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share ($2,722,485
  / 257,258 Shares outstanding of beneficial interest, $.01
  par value, 33,333,333 shares authorized)                          $10.58
--------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $10.58)            $11.23
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,015,091 /
  96,805 Shares outstanding of beneficial interest, $.01 par
  value, 33,333,333 shares authorized)                              $10.49
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($83,287 /
  7,940 Shares outstanding of beneficial interest, $.01 par
  value, 33,333,334 shares authorized)                              $10.49
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,408)             $  34,521
-------------------------------------------------------------------------
Interest                                                            4,578
-------------------------------------------------------------------------
Total income                                                       39,099
-------------------------------------------------------------------------
Expenses:
Management fee                                                     21,532
-------------------------------------------------------------------------
Services to shareholders                                            9,702
-------------------------------------------------------------------------
Custodian and accounting fees                                      59,444
-------------------------------------------------------------------------
Distribution services fees                                          3,890
-------------------------------------------------------------------------
Administrative service fees                                         4,265
-------------------------------------------------------------------------
Auditing                                                           22,413
-------------------------------------------------------------------------
Legal                                                               9,151
-------------------------------------------------------------------------
Trustees' fees and expenses                                         5,525
-------------------------------------------------------------------------
Reports to shareholders                                            26,500
-------------------------------------------------------------------------
Registration fees                                                      45
-------------------------------------------------------------------------
Amortization of organization expenses                               1,456
-------------------------------------------------------------------------
Other                                                              (2,599)
-------------------------------------------------------------------------
Total expenses before expense reductions                          161,324
-------------------------------------------------------------------------
Expense reductions                                               (119,100)
-------------------------------------------------------------------------
Total expenses, after expense reductions                           42,224
-------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (3,125)
-------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       284,235
-------------------------------------------------------------------------
Foreign currency related transactions                              (3,841)
-------------------------------------------------------------------------
                                                                  280,394
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       399,876
-------------------------------------------------------------------------
Foreign currency related transactions                               1,339
-------------------------------------------------------------------------
                                                                  401,215
-------------------------------------------------------------------------
Net gain (loss) on investment transactions                        681,609
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 678,484
-------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,             YEAR ENDED
                                                                   2000                OCTOBER 31,
                                                                (UNAUDITED)               1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    (3,125)                11,327
--------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            280,394               (187,392)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      401,215                327,535
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          678,484                151,470
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                            (4,963)                (8,957)
--------------------------------------------------------------------------------------------------
  Class B                                                                --                     --
--------------------------------------------------------------------------------------------------
  Class C                                                                --                     --
--------------------------------------------------------------------------------------------------
  Class I                                                                --                     --
--------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         1,694,521              2,194,671
--------------------------------------------------------------------------------------------------
Reinvestment of distributions                                         4,832                  8,603
--------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,014,042)            (1,344,254)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        685,311                859,020
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 1,358,832              1,001,533
--------------------------------------------------------------------------------------------------
Net assets beginning of period                                    2,462,031              1,460,498
--------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $(6,596) and $1,492, respectively)         $ 3,820,863              2,462,031
--------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                               CLASS A
                                                                                                   FOR THE
                                                                                                 PERIOD FROM
                                                                                                 DECEMBER 31, 1997
                                                   SIX MONTHS ENDED                              (COMMENCEMENT OF
                                                   APRIL 30, 2000         YEAR ENDED             OPERATIONS) TO
                                                   (UNAUDITED)            OCTOBER 31, 1999       OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 8.12                  7.31                    9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             .01(a)               0.07(a)                 0.06
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                 2.47                  0.80                   (2.25)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          2.47                  0.87                   (2.19)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                   (.02)                (0.06)                     --
------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.02)                (0.06)                     --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $10.58                  8.12                    7.31
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                    30.60**               12.01                  (23.05)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)               2,722                 1,726                   1,133
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           7.86*                 9.16                   12.75*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            2.19*                 2.19                    2.21*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  .04*                 0.87                    1.38*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 96*                   76                      55*
------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                                                                                   FOR THE
                                                                                                 PERIOD FROM
                                                                                                 DECEMBER 31, 1997
                                                   SIX MONTHS ENDED                              (COMMENCEMENT OF
                                                   APRIL 30, 2000         YEAR ENDED             OPERATIONS) TO
                                                   (UNAUDITED)            OCTOBER 31, 1999       OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 8.06                  7.26                    9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (.04)(a)             (0.01)(a)                0.04
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                 2.41                  0.81                   (2.28)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          2.37                  0.80                   (2.24)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $10.49                  8.06                    7.26
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                    30.15**               11.02                  (23.58)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)               1,015                   650                     278
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           8.70*                 9.93                   14.38*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            3.07*                 3.06                    3.09*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (.84)*               (0.13)                   0.50*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 96*                   76                      55*
------------------------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                              CLASS C
                                                                                                    FOR THE
                                                                                                  PERIOD FROM
                                                                                                  DECEMBER 31, 1997
                                                 SIX MONTHS ENDED                                 (COMMENCEMENT OF
                                                 APRIL 30, 2000          YEAR ENDED               OPERATIONS) TO
                                                 (UNAUDITED)            OCTOBER 31, 1999          OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $ 8.06                    7.26                      9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (.04)(a)                  --(a)                   0.04
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               2.41                    0.80                     (2.28)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                        2.37                    0.80                     (2.24)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.49                    8.06                      7.26
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  30.15**                 11.02                    (23.58)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                83                      86                        49
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         8.69                   10.73                     14.34*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          3.04*                   3.04                      3.06*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.81)*                 (0.02)                     0.53*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               96*                     76                        55*
-------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not Annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

    The accompanying notes are an integral part of the financial statements.  15

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Latin America Fund (the "Fund") is a
                             non-diversified series of Kemper
                             Global/International Series, Inc. (the
                             Corporation), which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open end management investment company organized as a Maryland corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through April 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities

NOTES TO FINANCIAL STATEMENTS

                             denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $261,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($87,000) and October 31, 2007 ($174,000), the respective expiration dates.

                             The Fund is also subject to a .38% Contribuicao Provisoria cobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflow or outflows to the Brazilian market.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States.

NOTES TO FINANCIAL STATEMENTS

                             These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------


2    PURCHASE & SALES OF
     SECURITIES              For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,402,589

                             Proceeds from sales                       1,796,886

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $250 million of average daily net assets, 1.20% of the next $750 million of average daily net assets, declining to 1.15% of average daily net assets in excess of $1 billion. However, the Fund incurred no management fee for the six months ended April 30, 2000, after an expense reduction of $21,532 by Scudder Kemper.

                             Scudder Kemper has agreed to waive certain operating expense of the Fund. Under this agreement, Scudder Kemper waived and absorbed operating expenses of $118,555 for the six months ended April 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $10.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $752 after an expense waiver of $3,890.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the six months ended April 30, 2000, after an expense waiver of $4,265.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. The Fund incurred no shareholder service fees for the six months ended April 30, 2000, after an expense waiver of $7,096.

NOTES TO FINANCIAL STATEMENTS

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no fund accounting fees for the six months ended April 30, 2000, after an expense waiver of $25,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 2000, the Fund made no payments to is officers and incurred trustees' fees of $5,525 to independent trustees.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                   APRIL 30, 2000                    OCTOBER 31, 1999
                                                              ------------------------           ------------------------
                                                              SHARES          AMOUNT             SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                95,193       $1,043,272           152,036       $1,239,279
                                       ----------------------------------------------------------------------------------
                                        Class B                48,949          540,507            92,066          764,751
                                       ----------------------------------------------------------------------------------
                                        Class C                 9,883          110,742            23,856          190,641
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   464            4,832             1,195            8,603
                                       ----------------------------------------------------------------------------------
                                        Class B                    --               --
                                       ----------------------------------------------------------------------------------
                                        Class C                    --               --
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (51,025)        (528,653)          (95,598)        (773,622)
                                       ----------------------------------------------------------------------------------
                                        Class B               (32,736)        (348,608)          (49,760)        (409,690)
                                       ----------------------------------------------------------------------------------
                                        Class C               (12,632)        (136,781)          (19,986)        (160,942)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                  $  685,311                         $  859,020
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $545 under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper Funds (the "the
                             Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

TRUSTEES & OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    ANN M. MCCREARY
Director                          President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 WILLIAM F. TRUSCOTT
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                LINDA J. WONDRACK
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 MAUREEN E. KANE
Director                          JOYCE E. CORNELL                  Assistant Secretary
                                  Vice President
KATHRYN L. QUIRK                                                    CAROLINE PEARSON
Director and Vice President       DIEGO ESPINOSA                    Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     BRENDA LYONS
Director                          JOAN R. GREGORY                   Assistant Treasurer
                                  Vice President
JOHN G. WEITHERS
Director                          TARA C. KENNEY
                                  Vice President

                                  THOMAS W. LITTAUER
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


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